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                                                                   Exhibit 10.10


                           AMENDMENT NUMBER THREE TO
                              EMPLOYMENT AGREEMENT


     THIS AMENDMENT NUMBER THREE to Employment Agreement (the "Agreement") dated March 1, 1993, as amended, by and between FTP Software, Inc., a Massachusetts corporation, with a principal place of business located at 100 Brickstone Square, Fifth Floor, Andover, Massachusetts 01810 ("FTP") and David H. Zirkle, an individual, residing at 6 Quimby Lane, Atkinson, New Hampshire 03811 ("Zirkle") is made as of the 28th day of February 1995, by and between FTP and Zirkle.

     WHEREAS, FTP continues to employ Zirkle in the capacity of President and Chief Executive Officer; and

     WHEREAS, FTP and Zirkle desire to amend the Agreement to extend the term of Zirkle's employment, which term was to expire on February 28, 1995, for an additional two (2) years commencing March 1, 1995.

     NOW, THEREFORE, in consideration of these premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. Section 1 of the Agreement is hereby amended by replacing the first sentence thereof in its entirety with the following:

    "FTP shall continue the employment of Zirkle as its President and Chief Executive Officer for a period of two (2) years commencing March 1, 1995, and Zirkle hereby accepts such continuing employment."

2. All other terms and conditions of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number Three as of the date first above written.


                                              FTP SOFTWARE, INC.


  /s/ David H. Zirkle                         By:  /s/ Douglas F. Flood
  ---------------------------------              -------------------------------
  David H. Zirkle                                Name:  Douglas F. Flood
                                                 Title: Vice President